SECURITIES ACT FILE NO. 33-12723


                                 AETNA GET FUND

                  SERIES D, E, G, H, I, J, K, L, M, N, P AND Q

THE INFORMATION BELOW SUPPLEMENTS THE INFORMATION CONTAINED IN THE AETNA GET FUND SERIES D, E, G, H, I, J, K, L, M, N, P AND Q PROSPECTUSES DATED OCTOBER 1, 1998, JUNE 1, 1000, SEPTEMBER 1, 1999, DECEMBER 1, 1999, MARCH 1, 2000, MARCH 1,
2000, MARCH 1, 2000, DECEMBER 1, 2000, DECEMBER 1, 2000, JUNE 1, 2001, SEPTEMBER 4, 2001, AND OCTOBER 4, 2001, respectively.

Effective March 1, 2002, ING Investments, LLC serves as investment adviser to the Aetna GET Fund (the "Fund") and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

Effective March 1, 2002, the name of the Fund was changed to ING GET Fund.

Effective April 1, 2002, the Fund's Administrator is ING Funds Distributor, Inc.

These changes are a result of an integration plan approved by the Fund's Board of Trustees on December 12, 2001. As part of this integration plan, the Board called a meeting of the Fund's shareholders that was held on February 20, 2002 where shareholders approved the proposals that affect the Fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE